                                  SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

[ ]         Preliminary Information Statement

[ ]         Confidential,  for Use of the Commission  Only (as permitted by Rule
            14c-5(d)(2)

[X]         Definitive Information Statement

                                 WHX CORPORATION
                                 ---------------

                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

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[X]         No fee required.

[ ]         Fee  computed on table below per  Exchange  Act Rules  14c-5(g)  and
            0-11.

            1)   Title of each class of securities to which transaction applies:

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            2)   Aggregate number of securities to which transaction applies:

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            3)   Per  unit  price  or  other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set  forth the amount on which the filing fee is  calculated  and state how it was determined):

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            4)   Proposed maximum aggregate value of transaction:

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            5)   Total fee paid:

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[  ]        Fee paid previously with preliminary materials.

[ ]         Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
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                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                                -----------------

               NOTICE OF SPECIAL MEETING OF PREFERRED STOCKHOLDERS

                            To Be Held June 27, 2002

                                -----------------

To Our Holders of Preferred Stock:

            We  invite  you to  attend  a  special  meeting  of the  holders  of preferred  stock on Thursday,  June 27, 2002 at the Dupont Hotel,  11th & Market
Streets, Wilmington,  Delaware 19801 at 11:00 a.m. At the meeting, you will have the option to elect up to two directors to our Board of Directors.

            This booklet includes a formal notice of the special meeting and the information statement. The information statement tells you more about the agenda and  procedures  for the special  meeting.  It also  describes  how our Board of
Directors operates.

            Only  preferred  stockholders  of record at the close of business on
June 5, 2002  will be  entitled  to vote at the  special  meeting.  We have also provided  you with the exact place and time of the meeting if you wish to attend in person.

                                     Sincerely yours,

                                     MARVIN L. OLSHAN
                                     Secretary

Dated: New York, New York
       June 6, 2002

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                                -----------------

                              INFORMATION STATEMENT

                               GENERAL INFORMATION

            This information statement is being furnished by WHX Corporation,  a
Delaware  corporation  ("WHX" or the "Company"),  in connection with the special meeting of the holders of its Series A Convertible  Preferred  Stock  ("Series A
Preferred Stock") and Series B Convertible  Preferred Stock ("Series B Preferred
Stock," and together  with Series A Preferred  Stock,  "Preferred  Stock") to be held on Thursday,  June 27, 2002,  beginning at 11:00 a.m., at the Dupont Hotel,
11th & Market Streets,  Wilmington,  Delaware 19801, and at any postponements or adjournments thereof (the "Special Meeting").

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

                                ABOUT THE MEETING

Description of the Preferred Stock Voting Rights

            The  Certificates  of Designation for each of the Series A Preferred
Stock and the Series B  Preferred  Stock  (the  "Certificates  of  Designation")
provide for voting  rights upon the  occurrence of certain  events.  Each of the
Certificates of Designation  provide that upon the Company's  failure to declare and pay six  quarterly  dividends,  whether  or not  consecutive,  the number of directors  of  the  Company  shall  be  increased  by two  and  the  holders  of outstanding  shares of the Series A  Preferred  Stock and the Series B Preferred
Stock,  voting  together as a class,  shall be entitled to elect such additional directors. The holders of the Series A Preferred Stock shall be entitled to vote and elect directors as provided in its Certificate of Designation until the full dividends  accumulated on all outstanding shares of the Series A Preferred Stock have been  declared  and paid or set apart for  payment  and the  holders of the
Series B  Preferred  Stock  shall be  entitled  to vote and elect  directors  as provided in its Certificate of Designation until the full dividends  accumulated on all outstanding shares of the Series B Preferred Stock have been declared and paid or set apart for payment.

            Pursuant to Section 4(d) of each of the Certificates of Designation, directors  properly and validly  elected at the Special  Meeting to the Board of
Directors  of the  Company  shall serve until the earlier of (i) the next annual meeting of the  stockholders  of the Company and the election (by the holders of the Preferred Stock) and  qualification of their respective  successors and (ii)
the date upon which all  dividends  in  default  on the shares of the  Preferred
Stock shall have been paid in full.

            All shares of Preferred  Stock have equal voting  rights of one vote per  share.  Dividends  on the  Preferred  Stock  have not been  paid  since the dividend  payment  of  October 1, 2000,  and the  regularly  scheduled  dividend payment  that  was due  April  1,  2002  was  the  sixth  dividend  non-payment.
Accordingly,  the holders of  Preferred  Stock have the right to elect up to two directors to the Board of Directors. In connection with such right, the Board of
Directors of the Company has called this  special  meeting of the holders of the shares of the Preferred Stock.

What is the Purpose of the Special Meeting?

            The  purpose  of the  Special  Meeting  is to allow the  holders  of
Preferred  Stock to elect up to two  directors  to the Board of Directors of the
Company.

Who May Vote

            Holders of  Preferred  Stock,  as  recorded in the  Company's  stock register on June 5, 2002 (the "Record  Date"),  may vote at the  meeting.  As of this date, there were 2,573,926  shares of Series A Preferred Stock  outstanding and 2,950,000 shares of Series B Preferred Stock outstanding.

Nominations

            Nominees  for  election  of  director  shall be made at the  Special
Meeting,  in person or by proxy. The Board of Directors of the WHX does not take any position with respect to the election of any potential nominees for election as  directors,  is not  soliciting  any proxies in  connection  with the Special
Meeting and does not make any recommendation  "For" or "Against" the election of any nominee. As of the Record Date, the Company has not received any nominations for the election of directors,  nor does it know of any person's  intent to make such nomination.

            Applicable  rules of the  Securities  and Exchange  Commission  (the
"SEC")  require  that,  if proxies are  solicited  from the holders of Preferred
Stock in support of or in opposition to the election of any nominee to the Board of  Directors of the Company,  the person  soliciting  such holders must provide them with a proxy statement containing certain prescribed information, including information  concerning the nominees.  The Company assumes no responsibility for the accuracy or completeness of any information  contained in any proxy material furnished  to any holder of  Preferred  Stock  concerning  the  election  of any director.

Quorum

            In order to carry on the business of the Special Meeting, there must be a quorum.  This means at least a majority of the outstanding  shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares that we own are not voted and do not count for this  purpose.  If there is not a quorum, no action may be conducted at the Special Meeting,  and the Company will

                                      -2-

have no requirement to call an additional Special Meeting.  The next opportunity to elect directors will be at the Company's 2003 Annual Meeting of Stockholders.

Meeting

            The Special  Meeting will be conducted  by a  representative  of the
Company  in  accordance  with such rules and  procedures  as the  Company  shall determine in its sole discretion.  The Chairman of the Board of Directors of the
Company,  or his designee,  may adjourn the Special  Meeting at his  discretion.
Pursuant to Section 2.4 of the Company's  By-laws,  no business may be conducted at the Special  Meeting  other than the  election of up to two  directors to the
Board of Directors of the Company as provided herein.

Votes Needed

            The director nominees receiving a plurality of the votes cast during the meeting will be elected to the board of  directors.  Abstentions  and broker non-votes  count  for  quorum  purposes;  otherwise  they  have no impact in the election of directors.  Broker non-votes occur when a broker returns a proxy but does not have the  authority to vote on a particular  proposal.  Brokers that do not receive instructions are entitled to vote on the election of directors.

Attending in Person

            Only  stockholders,  their proxy holders and our invited  guests may attend the  meeting.  If you wish to attend  the  meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and an identification  with a photo at the meeting.  For example, you could bring an account  statement showing that you owned WHX Preferred Stock as of June 5, 2002 as acceptable proof of ownership.

                                      -3-

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the  common  stock,  $.01 par  value of WHX  Corporation  (the  "Common  Stock")
outstanding  at June 5, 2002,  by (i) each person known by the Company to be the beneficial  owner of more than  five  percent  of its  Common  Stock,  (ii) each director, (iii) each of the executive officers named in the summary compensation table and (iv) by all  directors  and  executive  officers  of the  Company as a group.

                                                                    Shares Beneficially          Percentage
Name and Address of Beneficial Owner (1)                                    Owned                of Class(2)
----------------------------------------                                    -----                -----------
Deutsche Bank A.G.(3)
TaunusanIage 12, D-60325
Frankfurt am Main, Federal Republic of Germany.................           4,972,470                 23.9%

Founders Financial Group, L.P.(4)
53 Forest Avenue
Old Greenwich, Connecticut 06870...............................           1,034,706                  6.4%

WPN Corp.(5)
110 E. 59th Street
New York, New York  10022......................................           1,694,150                  9.5%

Dimensional Fund Advisors Inc.(6)
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401................................           1,307,225                  8.1%

Gabelli Funds, LLC(7)
One Corporate Center,
Rye, New York  10580...........................................           2,049,009                 12.6%

Alliance Capital Management L.P.(8)
1290 Avenue of the Americas
New York, New York  10104......................................           1,162,100                  7.2%

Dewey Square Investors Corporation(9)
One Financial Center
Boston, Massachusetts  02111...................................             866,419                  5.3%

Ronald LaBow...................................................           1,694,150(5)               9.5%

Neil D. Arnold.................................................             186,656(10)              1.1%

Robert A. Davidow..............................................             184,128(11)              1.1%

William Goldsmith..............................................             100,000(10)                *

Robert D. LeBlanc..............................................             398,123(12)              2.4%

Marvin L. Olshan...............................................             104,330(13)                *

Raymond S. Troubh..............................................             142,000(14)                *

James G. Bradley...............................................             261,654(15)              1.6%

Robert K. Hynes................................................              52,945(16)                *

Arnold G. Nance................................................              17,775(17)                *

All Directors and Executive Officers as a Group (10 persons)              2,972,127(18)             15.7%
-------------------
*           less than one percent.

                                      -4-

(1)         Each  stockholder,  director and  executive  officer has sole voting power  and  sole  dispositive  power  with  respect  to  all  shares beneficially owned by him, unless otherwise indicated.
(2)         Based upon  shares of Common  Stock  outstanding  at June 5, 2002 of
            16,215,120 shares.
(3)         Based on a  Schedule  13G/A  filed in May 2002,  Deutsche  Bank A.G.
            beneficially holds 871,000 shares of Series A Convertible  Preferred
            Stock and 738,360  shares of Series B  Convertible  Preferred  Stock convertible  into  2,759,850 and  1,809,720  shares of Common Stock, respectively, and 402,900 shares of Common Stock.
(4)         Based on a Schedule 13G/A filed in February 2000, Founders Financial
            Group, L.P., Forest Investment Management LLC/ADV,  Michael A. Boyd,
            Inc. and Michael A. Boyd  collectively  beneficially  hold 1,034,706 shares of Common Stock.
(5)         Based on a Schedule 13D filed jointly in December 1997 by WPN Corp.,
            Ronald  LaBow,  Stewart  E. Tabin and Neale X.  Trangucci.  Includes
            1,582,500  shares of Common Stock  issuable upon exercise of options within 60 days hereof.  Ronald LaBow, the Company's Chairman, is the sole stockholder of WPN Corp. Consequently,  Mr. LaBow may be deemed to be the  beneficial  owner of all shares of Common  Stock owned by
            WPN Corp. Mr. LaBow disclaims beneficial ownership of the options to purchase 400,000 shares of Common Stock held by WPN Corp. as nominee for Messrs. Tabin and Trangucci, all of which are exercisable within
            60 days  hereof.  Messrs.  Tabin  and  Trangucci  are  officers  and directors  of WPN Corp.  and  disclaim  beneficial  ownership of all shares of Common  Stock  owned by WPN Corp.,  except for  options to purchase  such 400,000  shares of Common Stock held by WPN Corp.  as nominee for Messrs.  Tabin and Trangucci.  Each of Messrs. Tabin and
            Trangucci  holds  options,  exercisable  within 60 days  hereof,  to purchase 541,656 shares of Common Stock.
(6)         Dimensional  Fund  Advisors,  Inc.  ("Dimensional"),  an  investment advisor registered under Section 203 of the Investment  Advisors Act of 1940,  furnishes  investment advice to four investment  companies registered  under the Investment  Company Act of 1940, and serves as investment manager to certain other investment  vehicles,  including commingled group trusts.  (These investment companies and investment vehicles are the  "Portfolios").  In its role as investment  advisor and investment  manager,  Dimensional  possessed both investment and voting power over 1,307,225  shares of WHX  Corporation  stock as of
            December 31, 2001. The  Portfolios  own all  securities  reported in this statement,  and Dimensional  disclaims  beneficial ownership of such securities.
(7)         Based on a Schedule 13D/A filed in July 2001,  Gabelli  Funds,  LLC,
            GAMCO  Investors,   Inc.,  Gabelli  International  Limited,  Gabelli
            Advisers, Inc. and Gabelli Performance Partnership L.P. collectively beneficially  hold  2,049,009  shares of Common  Stock.  This amount includes  Common Stock  issuable  upon their  conversion  of 390,931 shares of Series A Convertible Preferred Stock and 286,031 shares of
            Series B Convertible Preferred Stock.
(8)         Based on a Schedule  13G filed  jointly in February  1999,  Alliance
            Capital  Management,  L.P.,  AXA, AXA Assurances  I.A.R.D.  Mutuelle
            ("AXAAIM"),  AXA Assurances Vie Mutuelle ("AXAAVM"), AXA Conseil Vie
            Assurance  Mutuelle  ("AXACVAM"),  AXA Courtage  Assurance  Mutuelle
            ("AXACAM")   and  The   Equitable   Companies,   Inc.   collectively

                                      -5-

            beneficially  hold 1,162,100  shares of Common Stock. The address of
            AXA is 9 Place  Vendome 75001 Paris,  France.  The address of AXAAIM and AXAAVM is 21, rue de Chateaudun 75009 Paris, France. The address of AXACVAM is 100-101  Terrasse  Boieldieu  92042  Paris La Defense,
            France. The address of AXACAM is 26, rue Louis le Grand 75002 Paris,
            France.
(9)         Based on a  Schedule  13G/A  filed in  January  1999,  Dewey  Square
            Investors Corp.  beneficially  holds 866,419 shares of Common Stock.
            This amount includes Common Stock issuable upon their  conversion of
            Preferred Stock.
(10)        Consists of shares of Common Stock  issuable upon their  exercise of options within 60 days hereof.
(11)        Includes 103,330 shares of Common Stock issuable upon their exercise of options within 60 days hereof, and approximately 80,798 shares of
            Common Stock  issuable upon  conversion of 25,500 shares of Series A
            Convertible Preferred Stock.
(12)        Includes 366,656 shares of Common Stock issuable upon their exercise of options within 60 days hereof, 24,016 shares of Common Stock, and approximately  2,451 shares of Common Stock issuable upon conversion of 1,000  shares of Series B Preferred  Stock owned  directly by Mr.
            LeBlanc, 1,000 shares of Common Stock held by Mr. LeBlanc's wife and
            4,000 shares of Common Stock held by Mr. LeBlanc's children.
(13)        Includes 103,330 shares of Common Stock issuable upon their exercise of options within 60 days hereof.
(14)        Includes  90,000 shares of Common Stock issuable upon their exercise of options within 60 days hereof.
(15)        Includes 260,000 shares of Common Stock issuable upon their exercise of options within 60 days hereof.
(16)        Includes  49,996 shares of Common Stock issuable upon their exercise of options within 60 days hereof.
(17)        Includes  10,000 shares of Common Stock issuable upon their exercise of options  within 60 days  hereof,  approximately  3,105  shares of
            Common  Stock  issuable  upon  conversion  of 980 shares of Series A
            Preferred Stock,  approximately  980 shares of Common Stock issuable upon  conversion  of 400 shares of Series B Preferred  Stock held by
            Mr. Nance's children, and 3,690 shares of Common Stock.
(18)        Includes  2,682,484  shares  of Common  Stock  issuable  upon  their exercise of options within 60 days hereof.

                                      -6-

            The following table sets forth information  concerning  ownership of the Preferred Stock of WHX Corporation  outstanding at June 5, 2002, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding  Series A Preferred Stock and Series B Preferred Stock voting together as a class,  (ii) each director,  (iii) each of the executive  officers named in the summary  compensation table and (iv) by all directors and executive officers of the Company as a group.

                                                                 Preferred Shares
                                                                   Beneficially          Percentage
Name and Address of Beneficial Owner (1)                              Owned(2)           of Class(3)
----------------------------------------                              --------           -----------
Deutsche Bank A.G.(4)
Taunusanlage 12, D-60325
Frankfurt am Main, Federal Republic of Germany.................    1,609,360               29.1%

Gabelli Funds, LLC(5)
One Corporate Center,
Rye, New York  10580...........................................      676,962               12.3%

Robert A. Davidow..............................................       25,500(6)               *

Robert D. LeBlanc..............................................        1,000(7)               *

Arnold G. Nance................................................        1,380(8)               *

All Directors and Executive Officers as a Group (3 persons)           27,880                  *
-------------------
*           less than one percent.

(1)         Each preferred stockholder,  director and executive officer has sole voting power and sole  dispositive  power with respect to all shares beneficially owned by him, unless otherwise indicated.
(2)         Directors  and  executive  offers  who  are  named  in  the  summary compensation  table  which are not listed  below,  to the  Company's knowledge, do not beneficially own any shares of Preferred Stock.
(3)         Based upon the shares of Series A  Preferred  Stock  outstanding  at
            June 5,  2002 of  2,573,926  shares  and  Series B  Preferred  Stock outstanding  at June 5,  2002 of  2,950,000  shares  for a total  of
            5,523,926 shares of Preferred Stock outstanding.
(4)         Based on a  Schedule  13G/A  filed in May 2002,  Deutsche  Bank A.G.
            beneficially  holds 871,000  shares of Series A Preferred  Stock and
            738,360 shares of Series B Preferred Stock.
(5)         Based on a Schedule 13D/A filed in July 2001,  Gabelli  Funds,  LLC,
            GAMCO  Investors,   Inc.,  Gabelli  International  Limited,  Gabelli
            Advisers, Inc. and Gabelli Performance Partnership L.P. collectively beneficially  hold  390,931  shares of Series A Preferred  Stock and
            286,031 shares of Series B Preferred Stock.
(6)         Consists of 25,500 shares of Series A Preferred Stock.
(7)         Consists of 1,000 shares of Series B Preferred Stock.
(8)         Consists of 980 shares of Series A Preferred Stock held by Mr. Nance and 400  shares  of Series B  Preferred  Stock  held by Mr.  Nance's children.

                                      -7-

                                    DIRECTORS

            The Company's  Certificate of Incorporation  and By-laws provide for the classification of the Board of Directors into three classes. The two Class I
Directors have a term that expires at the 2003 Annual Meeting of Stockholders of the  Company,  the two Class II  Directors  have a term that expires at the 2004
Annual Meeting of Stockholders of the Company and the three Class III Directors, which are  nominated  for  election  at the  Company's  2002  Annual  Meeting of
Stockholders  of the  Company  to be held June 18,  2002,  in the event they are elected will have a term that expires at the 2005 Annual Meeting of Stockholders of the Company.

            The names of the directors and certain  information  concerning them are set forth:

                                               Principal Occupation                                First Year
                        Class of               for the Past Five Years                               Became
Name                    Director          and Current Public Directorships            Age         a Director(1)
----                    --------          --------------------------------            ---         -------------
Neil D. Arnold            III         Director and Vice Chairman of the Board.         53              1992
                                      Officer  of  WPN  Corp.,   a   financial
                                      consulting  company,  since August 2001.
                                      Private  Investor since May 1999.  Group
                                      Finance  Director  of Lucas  Varity  plc
                                      from  December  1996  to May  1999,  and
                                      Executive  Vice  President  -  Corporate
                                      Development   from   September  1996  to
                                      December 1996; Senior Vice President and
                                      Chief   Financial   Officer   of  Varity
                                      Corporation  from July 1990 to September
                                      1996.    Lucas   Varity   plc   designs,
                                      manufactures   and   supplies   advanced
                                      technology    systems,    products   and
                                      services in the world's  automotive  and
                                      aerospace industries.

Robert A. Davidow         III         Director.  Private investor since January        60              1992
                                      1990.  Director of Arden Group,  Inc., a
                                      supermarket holding company.

William Goldsmith          I          Director.  Management and Marketing              83              1987
                                      Consultant since 1984. Chairman of Nucon
                                      Energy  Corp.  since 1997 and TMP,  Inc.
                                      from January 1991 to 1993.  Chairman and
                                      Chief Executive Officer of Overspin Golf
                                      Corp.  from 1993 to 1997.  Chairman  and
                                      Chief  Executive  Officer  of Fiber Fuel
                                      International,  Inc., from 1994 to 1997.
                                      Life   Trustee   to   Carnegie    Mellon
                                      University since 1980.

Ronald LaBow              III         Chairman of the Board.  President of Stone-      66              1991
                                      hill  Investment  Corp.  since  February
                                      1990.   Director  of  Regency   Equities
                                      Corp.,  a real  estate  company,  and an
                                      officer  and  director  of WPN Corp.,  a
                                      financial consulting company.

Robert D. LeBlanc          I          Director.  Executive Vice President of the       52              1999
                                      Company since April 1998.  President and
                                      Chief  Executive   Officer  of  Handy  &
                                      Harman  ("H&H")  since April  1998.  The
                                      Company  acquired  (H&H in April  1998).
                                      President,  Chief Operating  Officer and
                                      Director  of H&H from July 1997 to April
                                      1998.  Executive  Vice  President of H&H
                                      from   November   1996  to  July   1997.
                                      Director of Church & Dwight Co., Inc., a
                                      consumer products and specialty chemical
                                      company, since July 1998.

Marvin L. Olshan           II         Director.  Secretary of the Company since        74              1991
                                      1991.  Partner,  Olshan  Grundman  Frome
                                      Rosenzweig & Wolosky  LLP,  from 1956 to
                                      2002, and Of Counsel since 2002.

Raymond S. Troubh          II         Director.  Financial  Consultant  for in         76              1992
                                      excess of past five years. Mr. Troubh is
                                      also     a     director     of     ARIAD
                                      Pharmaceuticals,  Inc., Diamond Offshore
                                      Drilling,  Inc.,  Enron  Corp.,  General
                                      American  Investors   Company,   Gentiva
                                      Health Services, Inc., Health Net, Inc.,
                                      Hercules Incorporated, Starwood Hotels &
                                      Resorts,  and Triarc Companies,  Inc., a
                                      holding   company.   Trustee  of  Petrie
                                      Stores Liquidating Trust.

------------------
(1) The Company and its subsidiaries were reorganized into a new holding company structure ("Corporate  Reorganization") on July 26, 1994. Prior to the Corporate
Reorganization,  all directors of the Company who were  directors at the time of the Corporate Reorganization were directors of Wheeling-Pittsburgh Corporation.

Meetings and Committees

            The  Board  of  Directors  met on 4  occasions  and took  action  by unanimous  written  consent on 1 occasion  during the fiscal year ended December
31, 2001.  There are five  Committees of the Board of  Directors:  the Executive
Committee,  the Audit  Committee,  the  Compensation  Committee,  the Nominating
Committee  and  the  Stock  Option   Committee   (for  the  1991  Incentive  and
Nonqualified  Stock Option Plan and the 2001 Stock Option Plan).  The members of the Executive Committee are Ronald LaBow,  Robert A. Davidow,  Marvin L. Olshan,
Raymond S. Troubh and Neil D. Arnold.  The  Executive  Committee  took action by unanimous  written consent on 3 occasions  during the fiscal year ended December
31, 2001.  The  Executive  Committee  possesses  and exercises all the power and authority  of the Board of  Directors  in the  management  and  direction of the business and affairs of the Company  except as limited by law and except for the power to change the membership or to fill vacancies on the Board of Directors or the  Executive  Committee.  The  members of the Audit  Committee  are Raymond S.
Troubh,  Robert A. Davidow and William  Goldsmith.  The Audit Committee met on 4
occasions and took action by unanimous  written consent on 1 occasion during the fiscal year ended December 31, 2001. The primary  purpose of the Audit Committee is to assist the Board of Directors in fulfilling its  responsibility to oversee the Company's  financial  reporting  activities.  The Audit  Committee  annually recommends to the Board of Directors  independent public accountants to serve as auditors of the Company's books, records and accounts,  reviews the scope of the audits  performed  by such  auditors  and the audit  reports  prepared  by them, reviews and monitors the Company's internal  accounting  procedures and monitors compliance  with the  Company's  Code of Ethics  Policy and Conflict of Interest
Policy.  A report  from the  Audit  Committee  is also  included  in this  Proxy
Statement, see Audit Committee Report. The members of the Compensation Committee

                                     -10-

are Robert A. Davidow,  William Goldsmith and Marvin L. Olshan. The Compensation
Committee met on 4 occasions and took action by unanimous  written  consent on 2 occasions  during the fiscal year ended  December  31,  2001.  The  Compensation
Committee reviews  compensation  arrangements and personnel matters. The members of the  Nominating  Committee are Ronald  LaBow,  Marvin L. Olshan and Robert A.
Davidow.  The Nominating Committee took action by unanimous written consent on 1 occasion  during the  fiscal  year  ended  December  31,  2001.  The  Nominating
Committee  recommends  nominees to the Board of Directors  of the  Company.  The members  of the Stock  Option  Committee  are  Raymond  S.  Troubh and Robert A.
Davidow.  The Stock Option  Committee  administers the granting of stock options under the 1991  Incentive and  Nonqualified  Stock Option Plan (the "1991 Plan")
and the 2001 Stock Option Plan (the "2001  Plan").  The Stock  Option  Committee
took action by unanimous  written consent on 2 occasions  during the fiscal year ended December 31, 2001.

            Directors of the Company who are not employees of the Company or its subsidiaries  are entitled to receive  compensation  for serving as directors in the amount of $40,000 per annum and $1,000 per Board Meeting, $800 per Committee
Meeting attended in person and $500 per telephonic  meeting other than the Stock
Option Committee, and $1,000 per day of consultation and other services provided other than at meetings of the Board or Committees thereof, at the request of the
Chairman of the Board.  Committee Chairmen also receive an additional annual fee of $1,800.  Directors  of the Company  (other than the  Chairman of the Board or directors  who are  employees of the Company or its  subsidiaries)  also receive options to purchase  8,000  shares of Common Stock per annum on the date of each annual meeting of  stockholders up to a maximum of 40,000 shares of Common Stock pursuant to the Company's 1993 Directors and Non-Employee  Officers Stock Option
Plan (the "1993 Plan"). All directors of the Company permitted to participate in the 1993 Plan have received the maximum number of shares  permitted to be issued thereunder.  In addition,  directors of the Company  (other than the Chairman of the Board or directors  who are  employees  of the Company or its  subsidiaries)
also received  options to purchase  25,000 shares of Common Stock on December 1,
1997 and receive  options to purchase  5,000 shares of Common Stock per annum on the date of each annual meeting of stockholders up to a maximum of 40,000 shares of Common Stock pursuant to the Company's 1997 Directors  Stock Option Plan (the
"1997 Plan").  All directors of the Company permitted to participate in the 1997
Plan  have  received  the  maximum  number  of  shares  permitted  to be  issued thereunder.

            On July 13, 2001,  directors William Goldsmith and Raymond S. Troubh received options to purchase 30,000 shares of Common Stock,  directors Robert A.
Davidow  and Marvin L. Olshan  received  options to  purchase  35,000  shares of
Common  Stock,  and  directors  Robert D.  LeBlanc and Neil D.  Arnold  received options to purchase 160,000 shares of Common Stock. 33.33% of these options vest on the date of  grant,  33.33% on the first  anniversary  of the grant  date and
33.34% on the second anniversary of the grant date.

            Pursuant to a management  agreement effective as of January 3, 1991, as amended (the "Management Agreement"), approved by a majority of the Company's disinterested  directors, WPN Corp. ("WPN"), of which Ronald LaBow, the Chairman of the  Board  of the  Company,  is the  sole  stockholder  and an  officer  and director,  provides financial,  management,  advisory and consulting services to
the  Company,   subject  to  the   supervision  and  control  of  the  Company's

                                      -11-

disinterested  directors.  The  Management  Agreement has a two-year term and is renewable  automatically for successive  two-year periods,  unless terminated by either  party upon 60 days'  notice  prior to the  renewal  date.  In 2001,  WPN received a monthly fee of $520,833.33.  WPN Corp. also receives certain benefits from financial  intermediaries which it transacts business with on behalf of the
Company in the form of research  materials and  services,  which are used by WPN
Corp. on behalf of the Company and in connection with its other activities.  For the  fiscal  year  2001,  the  amount of such  reimbursement  was  approximately
$75,000. The Company believes that the cost of obtaining the type and quality of services  rendered by WPN under the  Management  Agreement is no less  favorable than that at which the Company  could  obtain such  services  from  unaffiliated entities. See "Executive Compensation -- Management Agreement with WPN."

Section 16(a) Beneficial Ownership Reporting Compliance

            Section  16(a) of the  Securities  Exchange Act of 1934 requires the
Company's  executive  officers and directors,  and persons who  beneficially own more  than ten  percent  (10%) of a  registered  class of the  Company's  equity securities,  to file  reports of  ownership  and changes in  ownership  with the
Securities and Exchange Commission. In addition, under Section 16(a), trusts for which a reporting  person is a trustee and a beneficiary  (or for which a member of  his  immediate  family  is a  beneficiary)  may  have a  separate  reporting obligation  with  regard to  ownership  of the  Common  Stock  and other  equity securities of the Company.  Such reporting  persons are required by rules of the
Securities  and  Exchange  Commission  to furnish the Company with copies of all
Section  16(a)  reports  they file.  Based solely upon a review of the copies of such  forms  furnished  to the  Company  and  written  representations  from the
Company's  executive  officers,  directors  and greater  than ten percent  (10%)
beneficial  stockholders,  the  Company  believes  that  during  the year  ended
December 31, 2001, all persons subject to the reporting  requirements of Section
16(a) filed the required  reports on a timely  basis,  except for a Form 5 which was inadvertently filed late by one director.

                                      -12-

                                   MANAGEMENT

Executive Officers of the Company

            The following  table  contains the names,  positions and ages of the executive officers of the Company who are not directors.

                                Principal Occupation for the Past
Name                       Five Years and Current Public Directorships    Age
----                       -------------------------------------------    ---
James G. Bradley            Executive Vice President.  President and       57
                            Chief Executive  Officer of WPSC and WPC
                            since  April 1998.  President  and Chief
                            Operating   Officer   of  Keppel   Steel
                            Company from October 1997 to April 1998.
                            Vice  President of WHX from October 1995
                            to   October   1997.    Executive   Vice
                            President-Operations    of   WPSC   from
                            October 1995 to October 1997.

Robert K. Hynes             Vice President--Finance.  Vice President--    47
                            Finance since June 2001.  Vice President
                            of H&H since  March  2000.  Director  of
                            Audit  and  Financial  Standards  of H&H
                            from April 1995 to March 2000.

                             EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth, for the fiscal years indicated,  all compensation awarded to, paid to or earned by the following type of executive  officers for the fiscal  years ended  December 31, 1999,  2000 and
2001: (i)  individuals who served as, or acted in the capacity of, the Company's principal  executive  officer for the fiscal year ended  December  31, 2001 (Mr.
LeBlanc served as the Company's  Principal  Executive Officer in 2001); (ii) the
Company's other most highly compensated executive officers,  which together with the Principal Executive Officer are the most highly compensated  officers of the
Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended  December  31, 2001 and who were  employed at the end of fiscal year 2001;
and (iii) up to two additional  individuals for whom disclosure  would have been provided  but for the fact that the  individual  was not serving as an executive officer of the  Company at the end of fiscal  year  2001.  Please  note that the executive  officers  identified  in (i),  (ii) and (iii) above are  collectively referred to as the "Named Executive Officers."

                                      -13-

                           Summary Compensation Table

                                                                                     Long Term
Name and Principal Position                        Annual Compensation              Compensation
---------------------------           ------------------------------------------    ------------

                                                                  Other Annual      Securities              All Other
                                           Salary      Bonus      Compensation      Underlying             Compensation
                                Year        ($)       ($)(1)         ($)(2)         ptions (#)                ($)(3)
                                ----      -------     -------     -------------     ---------------     -------------------

Robert D. LeBlanc               2001      460,000       --            --             160,000                   2,771(4)
Executive Vice President        2000      433,500     175,000         --                --                     2,496(4)
(Principal Executive Officer)   1999      410,774     300,000         --                --                     1,640(4)

James G. Bradley                2001      385,000       --            --                --                    14,350
Executive Vice President        2000      400,000       --            --                --                    12,350
                                1999      400,000     125,000         --                --                    10,767
Robert K. Hynes                 2001      174,277      15,000         --               50,000                    716(4)
Vice President-Finance(5)       2000      138,882      55,000         --               10,000                    462(4)
                                1999      121,164      90,000         --                --                       491(4)

Arnold G. Nance(6)              2001      214,852       --            --                --                   368,535(7)
                                2000      364,525      75,000         --               10,000                  8,628(8)
                                1999      355,654     150,000         --                --                     8,718(9)

---------------------------
(1)         Messrs.  LeBlanc,  Hynes and Nance were granted bonuses  pursuant to the H&H  Management  Incentive  Plan in 2001 and  2000 for  services performed  in the prior year.  Mr.  Hynes was granted a bonus by the
            Company  in 2002 for  services  performed  in the  prior  year.  Mr.
            Bradley was granted a bonus in 2000 for  services  performed  in the prior year.  All bonus  amounts have been  attributed to the year in which the services were performed.
(2)         Excludes   perquisites  and  other  personal   benefits  unless  the
            aggregate amount of such  compensation  exceeds the lesser of either
            $50,000 or 10% of the total of annual salary and bonus  reported for such Named Executive Officer.
(3)         Amounts   shown,   unless   otherwise   noted,    reflect   employer
            contributions to pension plans.
(4)         Represents insurance premiums paid by the Company.
(5)         Mr. Hynes'  employment as an officer of the Company  commenced  June
            2001.  Prior to such time,  he was an employee of Handy & Harman,  a subsidiary  of the Company since the Handy & Harman  acquisition  in
            April 1998.
(6)         Mr. Nance's employment with the Company terminated August 1, 2001.
(7)         Represents  insurance  premiums paid by the Company in the amount of
            $1,035  and  a  severance   payment  to  Mr.  Nance   regarding  the
            termination of his employment in the amount of $367,500.
(8)         Includes insurance premiums paid by the Company in 2000 of $928.
(9)         Includes insurance premiums paid by the Company in 1999 of $1,018.

                                      -14-

            Option  Grants  Table.   The  following  table  sets  forth  certain
information  regarding  stock option grants made to each of the Named  Executive
Officers during the fiscal year ended December 31, 2001.

                        Option Grants in Last Fiscal Year

                                                                                                              Potential Realizable
                                                                                                                Value at Assumed
                                                                                                               Annual Rates of Stock
                                                                                                              Price Appreciation for
                                                Individual Grants                                                   Option Term
                                                -----------------                                                   -----------
                                                               % of Total
                                                                 Options
                                      Number of Securities      Granted to    Exercise
                                       Underlying Options      Employees in    Price        Expiration
Name                                        Granted(1)          Fiscal Year    ($/Sh)          Date           5%($)     10%($)
----                                        -----------        -------------  --------         ----           -----     ------
Robert D. LeBlanc................             160,000              20.65%      $1.63          7/13/11       $164,016   $415,648
Robert K. Hynes..................              50,000               6.45%      $1.63          7/13/11        $51,255   $129,890

-------------------

(1)         All options were granted under the Company's  2001 Stock Option Plan on July 13, 2001. 33.33% of such options vested upon the grant date,
            33.33% vest on the first  anniversary  of the grant date, and 33.34%
            vest on the second anniversary of the grant date.

                                      -15-

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

            The  following  table  sets  forth  certain  information  concerning unexercised  stock options held by the Named  Executive  Officers as of December
31, 2001.

                                   Number of Securities Underlying              Value of Unexercised In-the-
                                    Unexercised Options at 2001                   Money Options at 2001
                                        Fiscal Year-End(#)                        Fiscal Year-End ($)(1)
Name                                  Exercisable/Unexercisable                 Exercisable/Unexercisable
----                                  -------------------------------           -------------------------
Robert D. LeBlanc..............           313,328/106,672                                0/0
James G. Bradley...............              260,000/0                                   0/0
Robert K. Hynes................            29,998/40,002                                 0/0
Arnold G. Nance................              10,000/0                                    0/0

-------------------

(1)         On December 31, 2001,  the last  reported  sales price of the Common
            Stock as reported on the New York Stock Exchange  Composite Tape was
            $1.54.

            Long-Term  Incentive  and  Pension  Plans.  Other than as  described below,  the Company does not have any  long-term  incentive  or defined  benefit pension plans.

            In January  1999,  H&H amended and restated its Long Term  Incentive
Plan  ("LTIP"),  in which the final cycle had been  terminated  on December  31,
1998. The current LTIP is a performance-based  plan pursuant to which executives
of  H&H  earn  the  right  to  receive  awards  based  on  the   achievement  of
pre-established   financial  performance  and  other  goals.  The  amended  LTIP established  overlapping  cycles with each cycle encompassing five fiscal years, commencing  on January 1, 1999.  LTIP  participants  are selected by H&H's Chief
Executive  Officer and the  Compensation  Committee of the Board of Directors of
the Company. Messrs. LeBlanc and Hynes are the only Named Executive Officers who are participants in the Amended and Restated LTIP.

            H&H maintains the Supplemental Executive Retirement Plan ("SERP") to
provide  executive  officers the amount of reduction  in their  formula  pension benefits  under the WHX Pension Plan on account of the  limitation  on pay under
Section  401(a)(17) of the Internal  Revenue Code ("IRC") and the  limitation on benefits  under  Section 415 of the IRC.  The SERP also  applies the WHX Pension

                                      -16-

Plan  formula to the  Career  Average  Pay after  including  100  percent of the amounts  received under the Handy & Harman  Management  Incentive Plan.  Amounts
received under the SERP are not subject to Cost of Living increases.

            The following Table shows the projected Annual Retirement  Benefits, payable on the basis of ten years of certain  payments and  thereafter for life, to each of the individuals  listed in the Summary  Compensation  Table at age 65 assuming continuation of employment until age 65. The amounts shown under Salary reflect the current rate of salary as plan compensation for Messrs.  LeBlanc and
Hynes of $460,000 and $200,000,  respectively, and includes the benefits payable under both the WHX Pension Plan and the SERP. The amount of benefits shown under
Bonus would be payable under the SERP and assumes  continuation of the amount of
Bonus received on average over the prior 3 fiscal years.

                           Executive Pension Benefits

                 Normal Retirement                         Annual Retirement Benefits From:
Name                Date (NRD)         Service at NRD      Salary        Bonus         Total
----                ----------         --------------      ------        -----         -----
R.D. LeBlanc       July 1, 2014        17 yrs. 8 mos.     $155,708      $57,648      $213,556
R. K. Hynes        Sept. 1, 2019       30 yrs. 1 mos.      $91,823      $27,476      $119,299

            In 1998 WPC established a supplemental defined benefit plan covering
WPC  salaried  employees  employed  as of  January  31,  1998  which  provides a guaranteed minimum benefit based on years of service and compensation. The gross benefit  from  this  plan is  offset  by the  annuitized  value  of the  defined contribution  plan  account  balance and any  benefits  payable from the Pension
Benefit  Guaranty  Corporation  from the previously  terminated  defined benefit pension plan. None of the Named Executive  Officers are entitled to any benefits under such plan.

            Deferred  Compensation  Agreements.  Except as described in the next paragraph with respect to the employment agreements of Messrs. LeBlanc,  Bradley and Hynes,  no plan or  arrangement  exists which results in  compensation  to a
Named  Executive  Officer  in excess of  $100,000  upon  such  officer's  future termination of employment or upon a change-of-control.

            Employment  Agreements.  Mr. Robert D. LeBlanc became Executive Vice
President of the Company pursuant to a three-year  employment agreement dated as of April 7,  1998,  which is  automatically  extended  for  successive  two-year periods unless earlier terminated  pursuant to the provisions of such agreement.
The  agreement  provides  for an annual  salary to Mr.  LeBlanc  of no less than
$400,000 and an annual bonus to be awarded at the Company's sole discretion. Mr.
LeBlanc was granted a bonus of $175,000 in 2001 for services  performed in 2000.
Mr.  LeBlanc was not granted a bonus in 2002 for services  performed in 2001. In the event that Mr. LeBlanc's  employment is terminated by the Company other than with cause,  he will receive a payment of two year's  salary at the highest rate

                                      -17-

in effect for the  twelve  preceding  months  plus two times his  average  bonus during the last three preceding years.

            Mr. James G. Bradley became President and Chief Executive Officer of
WPSC and  Executive  Vice  President  of the Company  pursuant  to a  three-year employment agreement dated as of April 23, 1998, which is automatically extended for successive  three-year  periods unless  earlier  terminated  pursuant to the provisions of such agreement. The agreement provides for an annual salary to Mr.
Bradley of  $400,000  and an annual  bonus to be awarded at the  Company's  sole discretion.  Mr.  Bradley was not granted  bonuses in 2002 and 2001 for services performed  in 2001 and  2000.  In the event  that Mr.  Bradley's  employment  is terminated  by the Company  other than with cause,  he will receive a payment of
$1,200,000.

            Mr.  Robert K. Hynes  became Vice  President-Finance  of the Company pursuant to a one-year  employment  agreement dated July 1, 2001,  which will be automatically extended for successive one-year periods unless earlier terminated pursuant to the  provisions of such  agreement.  The  agreement  provides for an annual  salary to Mr.  Hynes of no less than  $200,000 and an annual bonus to be awarded at the  Company's  sole  discretion.  Mr.  Hynes was  granted a bonus of
$15,000 in 2002 for  services  performed in 2001.  In the event that Mr.  Hynes'
employment is terminated by the Company other than with cause, he will receive a payment of one year's base  salary at the highest  rate in effect for the twelve preceding months plus bonus plan and compensation accrued.

            Report on Repricing of Options.  None of the stock  options  granted under any of the Company's plans were repriced in the fiscal year ended 2001.

            Compensation Committee Interlock and Insider Participation.  Messrs.
Davidow,  Goldsmith  and  Olshan  each  served as a member  of the  Compensation
Committee  of the Board of Directors  during the fiscal year ended  December 31,
2001.  Mr. Olshan is Of Counsel to Olshan  Grundman  Frome  Rosenzweig & Wolosky
LLP,  which the Company has retained as outside  general  counsel  since January
1991. The Company has paid such firm  approximately  $695,000  during the fiscal year ended December 31, 2001.

            Management  Agreement  with WPN  Corp.  Pursuant  to the  Management
Agreement, approved by a majority of the Company's disinterested directors, WPN, of which Ronald  LaBow,  the  Chairman of the Board of the Company,  is the sole stockholder  and  an  officer  and  director,  provides  financial,  management, advisory and consulting services to the Company,  subject to the supervision and control of the disinterested  directors.  Such services  include,  among others, identification,  evaluation and negotiation of acquisitions,  responsibility for financing  matters,  review of annual and  quarterly  budgets,  supervision  and administration,  as appropriate,  of all the Company's  accounting and financial functions  and review and  supervision  of the Company's  reporting  obligations under Federal and state  securities  laws. For fiscal year 2001,  2000 and 1999,
WPN  received a monthly fee of  $520,833.33.  In  addition,  in October 1999 the
Board of Directors also awarded a $3,280,000  bonus to WPN in recognition of the extraordinary  returns  earned by WPN on behalf of the Company in its management

                                      -18-

of the Company's  cash and  marketable  securities.  In August 1997, the Company granted WPN options to acquire  1,000,000  shares of Common Stock.  Such options are held by WPN as  nominee  for  Ronald  LaBow,  Stewart  E. Tabin and Neale X.
Trangucci,  each of whom is an  officer  of WPN,  and has the  right to  acquire
600,000,  200,000  and  200,000  shares,  respectively,  of  Common  Stock.  WPN additionally  beneficially  owns  options to purchase  982,500  shares of Common
Stock. The weighted  average exercise price of all such options is $10.23.  None of these options were  exercised in 2001. The Company  provides  indemnification for WPN's employees, officers and directors against any liability, obligation or loss resulting  from their actions  pursuant to the  Management  Agreement.  The
Management  Agreement  has a two year term and is  renewable  automatically  for successive  two year  periods,  unless  terminated by either party upon 60 days'
notice prior to the renewal date. WPN Corp. also receives  certain benefits from financial  intermediaries  which it  transacts  business  with on  behalf of the
Company in the form of research  materials and  services,  which are used by WPN
Corp. on behalf of the Company and in connection with its other activities.  For the  fiscal  year  2001,  the  amount of such  reimbursement  was  approximately
$75,000. WPN has not derived any other income and has not received reimbursement of any of its expenses (other than health benefits and standard directors' fees)
from the Company in connection with the performance of services described above.
The Company believes that the cost of obtaining the type and quality of services rendered by WPN under the  Management  Agreement is no less  favorable  than the cost at which the Company could obtain from unaffiliated entities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Marvin L.  Olshan,  a director and  Secretary of the Company,  is Of
Counsel to Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP  ("OGFR&W").  The
Company has retained OGFR&W as their outside general counsel since January 1991.
For  the  fiscal  year  ended   December  31,  2001,  the  Company  paid  OGFR&W
approximately $695,000.

            Neil D. Arnold,  a director of the Company,  joined WPN Corp.  as an officer in August 2001. WPN Corp. is wholly-owned  by Ronald LaBow,  Chairman of the  Board  of the  Company,  and is party to a  management  agreement  with the
Company - see below.  Mr.  Arnold was paid  $187,500 by WPN for his  services in
2001.  Prior to joining WPN, Mr. Arnold  performed  consulting  services for the
Company during 2001 and received  compensation in the amount of $38,000 for such services.

            Chapter 11 Bankruptcy Filing of Wheeling-Pittsburgh  Corporation and
its Subsidiaries

            On  November  16,  2000,  Wheeling-Pittsburgh  Corporation  and  its
subsidiaries,  including  Wheeling-Pittsburgh  Steel Corporation (together,  the
"WPC Group") filed voluntary  petitions (the "Chapter 11 Filings") to reorganize their  businesses under Chapter 11 of the U.S. Code. The Chapter 11 Filings were made in the United States  Bankruptcy  Court for the Northern  District of Ohio.
The WPC Group is in  possession  of its  properties  and assets and continues to
manage  its   businesses   with  its   existing   directors   and   officers  as
debtors-in-possession subject to the supervision of the bankruptcy court.

                                      -19-

            Management Agreement

            Pursuant to the Management  Agreement  approved by a majority of the
Company's  disinterested  directors,  WPN, of which Ronald LaBow,  the Company's
Chairman,  is the sole  stockholder and an officer and a director,  provides the
Company with  financial,  management,  advisory and  consulting  services to the
Company,  subject to the supervision and control of the disinterested directors.
The Management Agreement has a two year term and is renewable  automatically for successive  two year  periods,  unless  terminated by either party upon 60 days'
notice  prior  to the  renewal  date.  The  Company  believes  that  the cost of obtaining the type and quality of services  rendered by WPN under the Management
Agreement is no less  favorable  than the cost at which the Company could obtain from unaffiliated  entities.  See "Executive  Compensation-Management  Agreement
with WPN Corp."

                              STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection  with the 2003 Annual Meeting of  Stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than January 14, 2003.

                                  OTHER MATTERS

            Pursuant to Section 2.4 of the Company's By-laws, no business may be conducted at the Special  Meeting other than the election of up to two directors to the Board of Directors of the Company as provided herein.

                                  ANNUAL REPORT

            The  Company  is   concurrently   sending   all  of  its   preferred
stockholders  of record as of June 5, 2002 a copy of its  Annual  Report on Form
10-K for the fiscal year ended  December  31,  2001.  Such report  contains  the
Company's certified  consolidated financial statements for the fiscal year ended
December 31, 2001, including that of the Company's subsidiaries.

                                             By Order of the Company,

                                             MARVIN L. OLSHAN, Secretary

Dated:  New York, New York
        June 6, 2002

            The Company  will  furnish a free copy of its Annual  Report on Form
10-K for the fiscal year ended  December 31, 2001  (without  exhibits) to all of its preferred  stockholders of record as of June 5, 2002 who will make a written request to Mr.  Marvin L.  Olshan,  Secretary,  WHX  Corporation,  110 East 59th
Street, New York, New York 10022.

                                      -20-